SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 11, 2003
                                 Date of Report
                        (Date of earliest event reported)

                               MEDI-HUT CO., INC.
               (Exact name of Registrant as specified in charter)

                                     NEVADA
                 (State or other jurisdiction of incorporation)

            000-27119                                   22-2436721
      (Commission File No.)               (IRS Employer Identification Number)

                               1345 Campus Parkway
                         Wall Township, New Jersey 07753
                     (Address of Principal Executive Office)

                                 (732) 919-2799
              (Registrant's telephone number, including area code)

                                 Not Applicable
                 (Former Address, if changed since last Report)
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ITEM 5.  OTHER EVENTS

We issued a press release on March 11, 2003 announcing that we have received a notice of additional deficiencies from the Nasdaq Stock Market that could result in our stock being delisted from the Nasdaq SmallCap Market. Nasdaq has notified us that certain information previously provided to the staff of the Nasdaq Stock Market regarding our sales to Larval Corp., a significant customer of ours, has raised public interest concerns. The Nasdaq staff believes that we may not have provided adequate disclosure regarding the relationship between Larval and one of our employees as required by generally accepted accounting principles. In addition, as a result of Nasdaq's review of our company, the staff has questioned our internal control structure.

We are currently reviewing our prior disclosures concerning Larval and anticipate addressing Nasdaq's concerns in future filings with the Securities and Exchange Commission. In addition, we believe our engagement of Century Capital Associates LLC has strengthened our internal control structure. We will continue to cooperate and work with Nasdaq to resolve the concerns raised. In any event, we cannot determine what the outcome of the hearing before the Nasdaq Stock Market will be, and a delisting of our stock from the Nasdaq SmallCap Market might have a materially adverse effect on our business and share price.

A copy of the press release announcing the receipt of the notice of additional deficiencies from the Nasdaq Stock Market is attached as exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits.

    99.1 Press Release dated March 11, 2003.

     Certain statements in this report are forward-looking statements that are based on current expectations, estimates, forecasts and projections about the industries in which we operate, our beliefs and our management's assumptions. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. For a list and description of such risks and uncertainties, see the reports filed by Medi-Hut Co. Inc. with the Securities and Exchange Commission.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MEDI-HUT CO. INC.

DATE:  March 12, 2003                By:  /s/ Joseph A. Sanpietro
                                        ------------------------------------
                                              Joseph A. Sanpietro
                                              President, CEO and Director